Investor Presentation December 31, 2022 Investor Slides

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) The risks associated with lending and potential adverse changes in the credit quality of loans in the Company’s portfolio; 2) Changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, overall profitability, and stockholders’ equity; 3) Material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 4) Legislative or regulatory changes, as well as increased banking and consumer protection regulation, that may adversely affect the Company’s business; 5) Our ability to negotiate and complete and successfully integrate any future acquisitions; 6) Costs or difficulties related to the completion and integration of acquisitions; 7) The goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) Reduced demand for banking products and services, whether as a result of changes in economic conditions, competition, or changes in customer behavior; 9) The reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain and maintain customers; 10) Competition among financial institutions in the Company's markets may increase significantly; 11) The risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) The projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) Consolidation in the financial services industry in the Company’s markets could result in the creation of larger financial institutions with greater resources, changing the competitive landscape; 14) Dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank divisions; 15) Natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) The effects from Russia’s ongoing military action in Ukraine, including the broader impacts to financial markets and economic conditions; 17) The Company’s success in managing risks involved in the foregoing; and 18) The effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 12/31/2022 Snapshot Ticker GBCI Total Assets $26.64 billion Gross Loans $15.25 billion Deposits $20.61 billion TCBV Per Share $16.40 Dividends $1.32 Stock Price $49.42 Market Cap $5.47 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

GBCI Acquisition History – Last 10 Years $7.7 $7.9 $8.3 $9.1 $9.5 $9.7 $12.1 $13.7 $18.5 $25.9 $26.6 $- $4 $8 $12 $16 $20 $24 $28 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Assets ($B) Acquisitions • Long history of adding high quality community banks that fit the Glacier banking model May 2013 $301M Assets July 2013 $330M Assets August 2014 $349M Assets February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion 6

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 221 Locations (as of 12/31/2022) 7

12/31/22 GBCI Geography Total chartered banks 277 Total target banks 209 Assets under $1B 178 Assets $1 – $3.5B 31 8

Solid Financial Results 9

5 Year Total Return 12/31/2017 – 12/31/2022 10

1 Year Total Return 12/31/2021 – 12/31/2022 11

Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2021 8 Glacier Bancorp Inc. 18.5 0.29 12.2 49 10.1 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6 12

Reconciliation of 2017 Non-GAAP Measures to GAAP (Dollars in thousands, except per share data) December 31 2017 Earnings per share YTD (GAAP) 1.50$ Tax Act adjustment (GAAP) 0.25 Earnings per share YTD (non-GAAP) 1.75$ Return on assets (GAAP) 1.20% Tax Act adjustment (GAAP) 0.21% Return on assets (non-GAAP) 1.41% Return on tangible equity (GAAP) 11.70% Tax Act adjustment (GAAP) 1.96% Return on tangible equity (non-GAAP) 13.66% In addition to the results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non-GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP. This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset. 13

Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 2017 2018 2019 2020 2021 2022 $1.75* $2.17 $2.38 $0.85 $0.61 $0.81 $0.69 $0.79 $0.72 $0.46 $0.72 $2.86 $2.74 • The decrease in 2022 EPS over 2021 EPS includes: • $43.0 million decrease in gain on sale of residential loans • $40.0 million decrease in PPP related income • $84.0 million increase in non-interest expense primarily from the Alta acquisition • 2022 non-interest expense of $518.9 million increased $84.0 million, or 19.3%, over 2021 $2.81 * Non-GAAP (see reconciliation on slide 13) 14

0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 2017 2018 2019 2020 2021 2022 1.59% 1.41%* 1.64% 1.33% 1.15% • ROA in the fourth quarter of 2022 was in the 47th♦ percentile among Glacier’s peer group Return on Assets *Non-GAAP (see reconciliation on slide 13) ♦BHCPR as of 12/31/2022 1.62% 15

10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2017 2018 2019 2020 2021 2022 13.66%* 16.15% 16.85% 16.42% 15.49% 16.59% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. Return on Tangible Equity * Non-GAAP (see reconciliation on slide 13) 16

$100 $200 $300 $400 $500 $600 $700 $800 $900 2017 2018 2019 2020 2021 2022 $345 $433 $503 $600 $663 $788 4.12% 4.21% 4.39% 4.09% 3.42% 3.27% • 2022 net interest income of $788 million increased $125 million, or 19%, over net interest income of $663 million for 2021 • 2022 net interest margin of 3.27% decreased 15 basis points over the net interest margin of 3.42% for 2021 Net Interest Income / Margin (Dollars in millions) 17

44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 2017 2018 2019 2020 2021 2022 53.9% 54.7% 57.8% 50.0% 51.4% 54.6% • Excluding the impact from PPP loans and acquisition-related expenses, the efficiency ratio would have been 53.9% for 2022 compared to 53.1% for 2021 • Higher efficiency ratio driven by: • Increase in non-interest expense primarily due to the acquisition of Altabank • Decrease in gain on sale of residential loans • Decrease in income from PPP loans Efficiency Ratio 18

Strong Balance Sheet 19

$9,706 $12,115 $13,684 $18,504 $25,941 $26,635 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 2017 2018 2019 2020 2021 2022 • Total assets organically increased $694 million, or 3%, during 2022 • Total assets grew $7.4 billion, or 40%, in 2021, including $4.1 billion from the Altabank acquisition Asset Trends (Dollars in millions) 20

0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.6% 11.9% 12.3% 14.2% 8.8% 12.3% 12.3% 14.0% Peers Glacier • Total risk-based capital ranks in the 52nd percentile among Glacier’s peer group • Capacity to add $2.6 billion of assets and still maintain an 8% leverage ratio Capital Ratios Relative to Peers♦ ♦BHCPR as of 12/31/2022 21

Ample Liquidity of $15.6 Billion • Ready access to liquidity totaling $10.7 billion • $4.9 billion in available borrowing capacity o Fed Discount Window: $1.6 billion o FHLB: $2.5 billion o Correspondent banks: $0.8 billion • $5.4 billion of unpledged marketable securities • Cash of $0.4 billion • Additional liquidity totaling $4.9 billion • Access to brokered deposits: $4.0 billion • Over-pledged marketable securities: $0.6 billion • Loans eligible for pledging: $0.3 billion 22

$7,580 $9,494 $10,776 $14,798 $21,337 $20,607 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 2017 2018 2019 2020 2021 2022 • During 2022, deposits decreased $730 million, or 3% • Growth in the number of deposit accounts has also increased significantly the past several years Deposit Trends (Dollars in millions) 23

Non- Interest Bearing 36% NOW and DDA 25% Savings 15% MMDA 19% CDs 5% Wholesale 0% 12/31/2021 Non- Interest Bearing 37% NOW and DDA 26% Savings 16% MMDA 17% CDs 4% Wholesale 0% 12/31/2022 Deposit Composition 24

$2,312 $3,001 $3,697 $5,455 $7,779 $7,691 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2017 2018 2019 2020 2021 2022 • Non-interest bearing deposits decreased $89 million, or 1%, during 2022 • Non-interest bearing deposits comprise 37% of total core deposits Non-Interest Bearing Deposits (Dollars in millions) 25

0.23% 0.22% 0.24% 0.15% 0.09% 0.11% 0.52% 0.81% 1.10% 0.53% 0.21% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Glacier Peers • Total deposit costs have remained stable while Glacier’s peer group costs have experienced greater volatility • Core deposits are a competitive advantage and will be a key driver of future performance • Total deposit costs for 2022 was 0.07%, including non-interest bearing Interest-Bearing Deposit Cost Relative to Peers ♦Graph based on BHCPR as of 12/31/2022 26

$6,578 $8,288 $9,513 $11,123 $13,432 $15,247 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 2017 2018 2019 2020 2021 2022 • Gross loans increased $1.8 billion, or 14%, during 2022 • Gross loans increased $2.3 billion, or 21%, during 2021 • Excluding PPP loans and the Altabank acquisition, the loan portfolio increased $1.2 billion, or 11%, during 2021 Loan Trends (Dollars in millions) 27

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2018 2019 2020 2021 2022 $601 $728 $364 $1,158 $419 $1,815 • Excluding PPP loans, organic loan growth for 2022 was $2.0 billion, or 15% annualized, compared to $1.2 billion, or 11% annualized, for 2021 (Dollars in millions) Organic Loan Growth 28

Residential Real Estate 8% CRE 64% Other Commercial 20% HELOC 5% Other Consumer 3% 12/31/2021 Residential Real Estate 10% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 3% 12/31/2022 Loan Composition 29

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13% Utah 16% Washington 5% Wyoming 8% Colorado 10% Arizona 9% Nevada 5% 12/31/2022 Geographic Loan Dispersion 30

$2,427 $2,870 $2,800 $5,528 $10,370 $9,022 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 2017 2018 2019 2020 2021 2022 • Investment securities ended 2022 at 34% of total assets compared to 40% at the end of 2021 • Investments decreased $1.3 billion, or 13%, during 2022 (Dollars in millions) Investment Portfolio Trends 31

US Gov't & Federal Agency 13% US Gov't Sponsored Enterprises 2% State & Local Gov'ts 16% Corporate Bonds 2% Residential MBS 55% Commercial MBS 12% 12/31/2021 US Gov't & Federal Agency 14% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 20% Corporate Bonds 0% Residential MBS 50% Commercial MBS 13% 12/31/2022 Investment Composition 32

Improved Credit Quality 33

0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 2017 2018 2019 2020 2021 2022 0.68% 0.47% 0.19% 0.26% 0.12% • NPAs decreased $34.9 million during 2022 to 0.12% of Bank assets compared to the $32.3 million increase in 2021 to 0.26% of Bank assets NPAs to Bank Assets 0.27% 34

• Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2022) CECL and Allowance for Credit Losses (ACL) 3Q22 4Q22 1Q23 2022 2023 GDP Change 0.7% 0.6% 0.1% 0.8% (0.9%) Unemployment Rate 3.6% 3.7% 3.8% 3.7% 4.2% 35

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2017 2018 2019 2020 2021 2022 $10,824 $9,953 $57 $39,765 $23,076 $19,963 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit Provision For Credit Losses (Dollars in thousands) 36

$0 $2,500 $5,000 $7,500 $10,000 $12,500 2017 2018 2019 2020 2021 2022 $10,828 $8,282 $6,806 $7,653 $2,329 $7,815 • For 2022, net charge-offs as a percentage of total loans were 0.05% compared to 0.02% in 2021 Net Charge-Offs (Dollars in thousands) 37

1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2017 2018 2019 2020 2021 2022 1.97% 1.58% 1.31% 1.42% 1.29% 1.20% • ACL was in the 66th♦ percentile of Glacier’s peer group for fourth quarter 2022 • The ACL was 1.20% of loans at the end of 2022 compared to 1.29% at the end of 2021 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans ♦BHCPR as of 12/31/2022 38

Shareholder Return 39

$0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 • At December 31, 2022, Glacier’s dividend yield was 2.67% • The Company has declared 151 consecutive quarterly dividends • In 2022, the Company increased its quarterly dividend by $0.05, or 3.9%, over 2021 Dividends Declared 40

An n u al Tota l Re tu rn * 1 5 .1 % An n u al EPS Grow th Rate 9 .8 % An n u al Div id e n d Growth Rate 1 2 .0% * Re fle c ts re s u lts th rou gh 1 2 /3 1 /2 0 2 2 , as s u m in g n o re in ve s tm e n t o f d iv id e n d s Com p ou n d e d Ra te s • Strong consistent performance over the past 39 years • Long-term goal is to produce double digit dividend growth Long-Term Performance Since 1984 41